UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021

HF FOODS GROUP INC
(Exact Name of Registrant as Specified in Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	001-38013 (Commission File Number)	81-2717873 (IRS Employer Identification Number)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of Principal Executive Offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2021, Valerie P. Chase was appointed to the Board of Directors of HF Foods Group Inc. (the “Company”). Ms. Chase will serve until the next annual election of directors and until her successor is elected and qualified.

Valerie P. Chase, 39, is a certified public accountant, most recently serving as vice president, chief accounting officer and controller of Magnolia Oil & Gas Corporation from May 2018 to September 2021. She had previously served Apache Corporation from February 2010 to May 2018 in roles of increasing responsibility, culminating as the manager of accounting policy and financial controls. Ms. Chase began her career with Ernst & Young LLP, from September 2005 to November 2009, achieving senior auditor capacity. In 2004 she received a Bachelor of Economics degree and, in 2005, a Master of Accounting degree from the University of Michigan in Ann Arbor. The Company believes Ms. Chase’s qualifications to sit on our board of directors include her knowledge of and experience with US GAAP accounting compliance and public company corporate governance and regulatory principles.

As an independent director, Ms. Chase will be appointed to serve on the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, the Special Transactions Review Committee, and the Special Investigation Committee.

Ms. Chase has executed a letter agreement reflecting the terms of her appointment, including the standard compensation for the Company’s independent directors and other normal terms relating to confidentiality and avoidance of conflicts of interest, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 15, 2021, HF Group issued a press release announcing the appointment of Valerie P. Chase to the Company’s Board of Directors, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 14, 2021, the Company moved its Principal Executive Offices to a new location in offices leased at 6325 South Rainbow Boulevard, Suite 420, Las Vegas, Nevada 89118.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Letter Agreement by and between HF Foods Group Inc. and Valerie P. Chase, dated December 10, 2021
99.1	Press Release, December 15, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: December 15, 2021	/s/ Peter Zhang
Xiao Mou Peter Zhang
Chief Executive Officer